                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

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                            NEW ENGLAND FUNDS TRUST I
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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
September 1999

Dear New England Star Advisers Fund Shareholder:

The enclosed proxy statement provides detailed information about an important proposal for New England Star Advisers Fund that requires your vote. We've summarized the pertinent facts here. Reading this letter completely may make your review of the proxy statement easier.

Q. WHAT IS THE PROPOSAL ABOUT?
A. The Board of Trustees has voted to remove Founders Asset Management as one of the Fund's subadvisers and replace them with Kobrick Funds LLC. The decision was made after careful consideration of Founders' strategic business direction and relative performance. Kobrick Funds, acting as interim subadviser, assumed day-to-day management of the segment's investment operations on August 23, 1999. YOUR VOTE IS NECESSARY TO CONFIRM THE APPOINTMENT BY APPROVING THE NEW SUBADVISORY AGREEMENT WITH KOBRICK FUNDS LLC.

Q. WHO IS KOBRICK FUNDS?
A. Kobrick Funds is a Boston-based investment manager of three growth equity mutual funds. The firm seeks to uncover companies that offer high-earnings growth potential, compelling valuations and experienced management teams by employing a bottom-up, stock-by-stock selection process. Fred Kobrick, the president and one of the portfolio managers of Kobrick Funds, is one of the most respected growth managers in the industry with over 28 years experience. New England Funds is fortunate to have direct access to Mr. Kobrick and Kobrick Funds through our mutual affiliation with Nvest Companies, L.P., one of the largest publicly traded investment management firms with $136 billion in assets under management, as of June 30, 1999.

Q. HOW WILL THE PROPOSED CHANGE AFFECT THE FUND?
A. The Fund will continue to pursue its objective of long-term growth of capital through a diversified approach in which each subadviser receives one quarter of incoming investments. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy. We believe that Kobrick Fund's all-cap growth expertise make them a strong fit for this segment of the portfolio. With Kobrick Funds as subadviser, the Fund will benefit from increased diversification in both investment style and portfolio holdings.

Q. WHAT IS THE PORTFOLIO MANAGER'S APPROACH TO MANAGING THE FUND'S SEGMENT?
A. Mr. Kobrick's investment approach employs fundamental analysis and active management of equity securities of companies over a broad range of market capitalizations. This provides him with flexibility to emphasize different cap levels as market conditions change. In selecting investments, he considers, among other factors, the strength of a company's management team; the company's competitive position, business strategy, entrepreneurial character and relative financial condition; expected growth in earnings; and whether the company offers new or innovative products, services or processes.

REMEMBER - YOUR VOTE COUNTS!
Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which would increase expenses to the Fund. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

YOU CAN VOTE ON THE INTERNET IF YOU PREFER.
Now you can use the Internet if you want to vote electronically. Access our Web site, www.mutualfunds.com. Your control number is printed on the left-hand side of your enclosed proxy. Once on the Web site, just follow the helpful instructions. If you do vote on the Internet, you do not need to mail your proxy card.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call 800-225-5478 (press 2) to talk with an Investor Service and Marketing representative.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


                                                    SA05-0999

                         NEW ENGLAND STAR ADVISERS FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 1999

To the Shareholders:

   Notice is hereby given that a Special Meeting of Shareholders of New England Star Advisers Fund (the "Fund"), a series of New England Funds Trust I (the "Trust"), will be held at the offices of New England Funds, L.P. ("NEF"), 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Friday, October 29, 1999 at 2:00 p.m. (Eastern time), for the following purposes:

   1. To approve or disapprove a new Sub-Advisory Agreement relating to a segment of the Fund between New England Funds Management, L.P. ("NEFM") and Kobrick Funds LLC ("Kobrick").

   2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                           By order of the President of the Trust,

                           JOHN E. PELLETIER, Secretary

September 14, 1999

                             YOUR VOTE IS IMPORTANT

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR SHARES OVER THE INTERNET WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         NEW ENGLAND STAR ADVISERS FUND

                                 PROXY STATEMENT

   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of New England Funds Trust I (the "Trust") for use at the Special Meeting of Shareholders of New England Star Advisers Fund (the "Fund"), a series of the Trust, to be held at the offices of New England Funds, L.P. ("NEF"), 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Friday, October 29, 1999 at 2:00 p.m. (Eastern time), and at any adjournment or adjournments thereof (the "Meeting"). This proxy statement and its enclosures are being mailed to shareholders beginning on or about September 14, 1999. A copy of the Fund's Annual Report dated December 31, 1998 may be obtained without charge by writing to NEF at its address set forth above or by calling (800) 225-5478.

   This Proxy Statement consists of three parts.

   PART I contains general information relating to the Meeting.

   PART II contains information relating to Proposal 1, the proposed new Sub-Advisory Agreement for the Segment (as defined below) of the Fund between New England Funds Management, L.P. ("NEFM") and Kobrick Funds LLC ("Kobrick").

   PART III contains information about the Trust, NEFM, Kobrick and certain brokerage and other miscellaneous matters.

I.   GENERAL INFORMATION


   All shareholders of record on August 30, 1999, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date. The number of shares of beneficial interest of the Fund issued and outstanding as of the Record Date was 54,775,090.


   Timely, properly executed proxies will be voted as you instruct. If you return a proxy and no choice is indicated, your proxy will be voted in favor of proposal 1 set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

   The costs of solicitation of proxies will be borne by the Fund. Solicitation of proxies by personal interview, mail, telephone, telegraph and via the internet may be made by officers and Trustees of the Trust and employees of NEF. In addition, the firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies, at a cost which is not expected to exceed $8,000, plus reimbursement of such firm's out-of-pocket expenses.

II.  PROPOSAL 1: NEW SUB-ADVISORY AGREEMENT

   The fund is a multi-manager fund. NEFM acts as the adviser to the Fund. The portfolio of the Fund is divided into four distinct segments, each of which is managed by a different money management firm, as sub-adviser to NEFM. Until recently, Founders Asset Management LLC ("Founders") managed one of the segments of the Fund (the "Segment"), pursuant to a Sub-Advisory Agreement dated April 1, 1998, between NEFM and Founders (the "Previous Sub-Advisory Agreement").

   The Trustees have approved, and recommend that the shareholders of the Fund approve, a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") for the Fund between NEFM and Kobrick (Proposal 1). The New Sub-Advisory Agreement would be substantially similar to the Previous Sub-Advisory Agreement which was until recently in effect between NEFM and Founders, except references to Founders would be changed to references to Kobrick. The New Sub-Advisory Agreement would not affect the gross management fee paid by the Fund to NEFM or the subadvisory fees paid by the Fund or NEFM to the sub-advisers.

ADVISORY AGREEMENT

   NEFM has acted as the Fund's adviser since January 2, 1996, and currently acts as the Fund's adviser pursuant to an advisory agreement dated August 30, 1996 and amended May 1, 1998 (the "Advisory Agreement"). Prior to January 2, 1996, New England Investment Companies, L.P. ("NEIC") acted as the Fund's adviser. The Trustees of the Trust, at a meeting held on May 9, 1997, approved an amendment to the Advisory Agreement to reduce the management fees payable by the Fund thereunder and approved the continuation of the Advisory Agreement as so amended, for a one year period beginning on June 1, 1997. The Fund's shareholders last approved the Advisory Agreement at a meeting held on December 28, 1995. The purpose of the submission of the Advisory Agreement for shareholder approval at such time was for such agreement's initial approval and to approve its continuation following the merger of NEFM's former parent company, New England Mutual Life Insurance Company, with and into Metropolitan Life Insurance Company ("MetLife"), with MetLife as the surviving company. This merger was consummated on August 30, 1996. As of May 1, 1998, the Advisory Agreement was amended to provide that the management fees payable by the Fund to NEFM are reduced by the amounts of any subadvisory fees paid directly by the Fund to any subadviser. This amendment to the Advisory Agreement did not change the management fee rate under the Advisory Agreement, nor the services to be provided to the Fund by NEFM under the Advisory Agreement. Furthermore, this amendment did not change the overall level of fees payable by the Fund.

   Under the Advisory Agreement, NEFM has overall advisory and administrative responsibility with respect to the Fund. The Advisory Agreement also provides that NEFM will, subject to NEFM's rights to delegate such responsibilities to other parties, provide to the Fund both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services). Under the Advisory Agreement, the annual management fee rate payable by the Fund to NEFM is 1.05% of the first $1 billion of the Fund's average daily net assets and 1.00% of any such assets in excess of $1 billion. For the fiscal year ended December 31, 1998, the aggregate management fee payable by the Fund to NEFM under the Advisory Agreement was $10,961,729.

PREVIOUS SUB-ADVISORY AGREEMENT


   NEFM has delegated its responsibility under the Advisory Agreement to provide portfolio management services to the Fund to four different sub-advisers, each sub-adviser managing a different segment of the Fund's portfolio. Until August 20, 1999, NEFM delegated responsibility for managing the assets of one such segment (the "Segment") to Founders pursuant to the Previous Sub-Advisory Agreement, which was dated April 1, 1998. From January 2, 1996, to April 1, 1998, Founders managed the Segment pursuant to three consecutive Sub-Advisory Agreements dated January 2, 1996, August 30, 1996, and October 17, 1997, respectively. Prior to January 2, 1996, Founders managed the Segment pursuant to a Sub-Advisory Agreement between NEIC and Founders.

   The Previous Sub-Advisory Agreement required Founders to manage the investment and reinvestment of the assets of the Segment, subject to the supervision of NEFM. Under the terms of the Previous Sub-Advisory Agreement, Founders was authorized to effect portfolio transactions for the Segment, using its own discretion and without prior consultation with NEFM. Founders was also required to report periodically to NEFM and the Trustees of the Trust. The Previous Sub-Advisory Agreement was approved by the Trustees of the Trust at a meeting held on January 30, 1998.


   The Securities and Exchange Commission issued an order to the Trust and NEFM that permits NEFM to amend or continue existing sub-advisory agreements related to the Fund when approved by the Board of Trustees, without shareholder approval. The exemption also permits NEFM to enter into new sub-advisory agreements related to the Fund with sub-advisers that are not affiliated with NEFM, if approved by the Board of Trustees.

   Under the Previous Sub-Advisory Agreement, Founders was entitled to receive from NEFM (and not from the Fund) a sub-advisory fee at an annual rate of 0.55% of the first $50 million of the average daily net assets of the Segment, 0.50% of the next $200 million of such assets and 0.475% of such assets in excess of $250 million.

INTERIM AND NEW SUB-ADVISORY AGREEMENTS


   The New England Star Funds, which include the Fund, were created in part to afford investors who invest through full-service brokers and other financial intermediaries access to successful no-load fund managers. While Founders has historically been a no-load manager of mutual funds, it recently announced its intention to distribute its funds through full-service brokers and other intermediaries. Thus Founders no longer met one of the most important criteria for its original selection as a sub-adviser to the Segment. This fact, coupled with the recent departure of the lead portfolio manager for the Segment and undistinguished recent investment performance led NEFM to recommend, and the Trustees of the Trust to determine, that it would be appropriate for Kobrick to assume responsibility for the day-to-day management of the Segment. Thus, upon the recommendation of NEFM, the Trustees voted on August 20, 1999 to terminate the Previous Sub-Advisory Agreement as of the close of business on August 20, 1999 and to approve both (i) a sub-advisory agreement between NEFM and Kobrick to be effective on August 23, 1999 and to continue for a period of 120 days or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first (the "Interim Sub-Advisory Agreement"), by which NEFM appointed Kobrick to act as sub-adviser to the Segment beginning August 23, 1999, and (ii) the New Sub-Advisory Agreement, by which Kobrick would, following approval of the New Sub-Advisory Agreement by the Fund's shareholders (assuming such approval is obtained), continue to act as sub-adviser to the Fund. The terms of the New Sub-Advisory Agreement are substantially identical to those of the Interim Sub-Advisory Agreement, which in turn are substantially identical to those of the Previous Sub-Advisory Agreement, except that (i) references to Founders in the Previous Sub-Advisory Agreement have been changed to references to Kobrick in the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and (ii) the fees payable to Kobrick under the Interim Sub-Advisory Agreement and under the New Sub-Advisory Agreement will be paid by the Fund, rather than by NEFM and NEFM's management fee will be reduced by the amount paid by the Fund to Kobrick. This change in payment structure has no effect on the total management fee paid by the Fund or on the amounts received by NEFM and Kobrick with regard to the Segment. The fee rate payable by the Fund to Kobrick under the Interim Sub-Advisory Agreement and under the New Sub-Advisory Agreement is identical to the rate previously paid to Founders, which is: 0.55% of the first $50 million of the Segment's average daily net assets, 0.50% of such assets between $50 million and $250 million, and 0.475% of such assets in excess of $250 million. Founders consented to the termination of the Previous Sub-Advisory Agreement as of the close of business on August 20, 1999. Kobrick has agreed to waive payment of its entire sub-advisory fee by the Fund under the Interim Sub-Advisory Agreement until October 19, 1999, and the Fund will continue to pay Founders the sub-advisory fee it would have earned if it continued to manage the Segment. This waiver by Kobrick will not affect the management fee payable by the Fund to NEFM.

   The New Sub-Advisory Agreement is subject to approval by the Fund's shareholders, which approval ordinarily must be obtained before such an agreement takes effect. However, the Interim Sub-Advisory Agreement went into effect on August 23, 1999, pursuant to a rule of the SEC which, under certain circumstances, allows such agreements to take effect, and to remain in effect for up to 120 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. If the New Sub-Advisory Agreement is approved by the Fund's shareholders, it will take effect at the close of business on the date such approval is obtained. It is expected that such approval will be obtained on or soon after October 29, 1999, at which time the Interim Sub-Advisory Agreement would terminate and Kobrick would begin earning sub-advisory fees under the New Sub-Advisory Agreement. The Trustees recommend that the shareholders approve the New Sub-Advisory Agreement. In making this recommendation, the Trustees considered that the New England Star Funds, which include the Fund, were created in part to afford investors who invest through full-service brokers and other financial intermediaries access to successful no-load fund managers and Founders recent strategic decision to distribute its funds through full-service brokers and other intermediaries. In addition, the Trustees considered the departure of the lead portfolio manager for the Segment and undistinguished recent performance, as well as the performance record and perceived investment capabilities of Kobrick and its portfolio management personnel.


KOBRICK AS SUB-ADVISER OF THE SEGMENT

   In deciding to approve the appointment of Kobrick as sub-adviser to the Segment and to recommend the New Sub-Advisory Agreement for shareholder approval, the Trustees considered the qualifications of Kobrick and its personnel to provide portfolio management services to the Segment. Kobrick and its personnel have an impressive track record and experience in money management. The Trustees also reviewed information about Kobrick's proposed approach to managing the Segment's portfolio. Kobrick's investment approach employs fundamental analysis and active management of the equity securities of companies over a broad range of market capitalizations to provide flexibility as conditions change. In selecting investments, Kobrick considers, among other factors, (i) the strength of a company's management team; (ii) the company's competitive position, business strategy, entrepreneurial character and relative financial condition; (iii) expected growth in earnings; and (iv) whether the company offers new or innovative products, services or processes.

   Frederick R. Kobrick, CFA, will manage the Segment under the Interim Sub-Advisory Agreement and would continue to be the portfolio manager under the New Sub-Advisory Agreement. Mr. Kobrick, President of Kobrick and its predecessors since 1997, has been in the investment business for more than 28 years and currently serves as portfolio manager for two equity mutual funds. Immediately prior to forming Kobrick in 1997, he was an equity portfolio manager at State Street Research & Management Company ("State Street"), where he served as Senior Vice President since 1989 and as a member of the firm's Equity Investment Committee since 1985. While at State Street, Mr. Kobrick built a strong performance record while managing approximately $4 billion in assets, including State Street's flagship fund, the Capital Fund.

   Mr. Kobrick, in addition to serving as the senior officer of Kobrick, is also the principal in private investment partnerships, and may act in that capacity with respect to similar investment partnerships.

RESTRUCTURING COSTS


   Kobrick reviewed the existing portfolio holdings of the Segment to determine what holdings it would expect to sell in order to conform the Segment to Kobrick's judgment as to stock selection. Based on this review, Kobrick informed the Trustees that it would expect to sell approximately 83% of the dollar value of the Segment's existing portfolio, and to reinvest the sale proceeds in other stocks. Kobrick estimated that the portfolio restructuring would be completed within a few weeks after Kobrick assumed responsibility for the Segment's portfolio on August 23, 1999. The restructuring transactions resulted in brokerage costs of approximately $299,200 to the Fund. In addition to these commission costs, the transactions involved additional costs to the Fund resulting from the impact of the transactions on the prices received and paid by the Fund for the securities being sold and bought. Although these costs cannot be precisely ascertained, it is estimated that they were approximately $189,000. In addition, it is estimated that the transactions resulted in the realization of approximately $26.35 million of capital gains (or approximately $0.47 per share of the Fund). These gains, together with any other capital gains realized by the Fund as a whole (i.e. all Segments) in 1999 (reduced by any realized capital losses), will be distributed to Fund shareholders at the end of the year and constitute taxable capital gains in the hands of the recipient Fund shareholders.


DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

   A copy of the New Sub-Advisory Agreement is set forth as Appendix A to this Proxy Statement. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the Agreement as set forth in Appendix A.

   The New Sub-Advisory Agreement, which will take effect (assuming shareholder approval) on or soon after October 29, 1999, requires Kobrick to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of NEFM. Under the terms of the New Sub-Advisory Agreement, Kobrick is authorized to effect portfolio transactions for the Segment, using its own discretion and without prior consultation with NEFM. Kobrick is required to report periodically to NEFM and to the Trustees of the Trust. The New Sub-Advisory Agreement provides that the Fund shall compensate Kobrick at the annual rate of 0.55% of the first $50 million of the Segment's average daily net assets, 0.50% of such assets between $50 million and $250 million, and 0.475% of such assets in excess of $250 million. As of July 31, 1999, the net assets of the Segment were approximately $320,107,613.

   The New Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons,"as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust, NEFM or Kobrick, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by NEFM and Kobrick and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Kobrick or NEFM upon ninety days' written notice, and will terminate automatically in the event of its assignment. The New Sub-Advisory Agreement will automatically terminate if the Advisory Agreement is terminated. The New Sub-Advisory Agreement is non-exclusive with respect to Kobrick's services.

   The New Sub-Advisory Agreement provides that Kobrick shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

EFFECTS OF THE PREVIOUS, INTERIM AND NEW SUB-ADVISORY AGREEMENTS

   For the fiscal year ended December 31, 1998, NEFM or the Fund paid sub-advisory fees of $1,313,910 to Founders (or its predecessor). If the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement had been in effect during 1998, this same amount of sub-advisory fees would have been payable by NEFM or the Fund to Kobrick. All sub-advisory fees under the Previous Sub-Advisory Agreement were payable by NEFM or the Fund to Founders. All sub-advisory fees payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement will be payable by the Fund to Kobrick.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                  OF THE FUND VOTE TO APPROVE THE PROPOSED NEW
                             SUB-ADVISORY AGREEMENT.

REQUIRED VOTE

   The required vote for approval of the New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve the New Sub-Advisory Agreement at the Meeting, the Trustees will consider alternative arrangements for the management of the Fund's portfolio, and the Interim Sub-Advisory Agreement will be terminated not later than 120 days after it took effect.

III.   OTHER INFORMATION

INFORMATION ABOUT THE TRUST

   The Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated June 7, 1985. The Trust has twelve separate funds currently.

INFORMATION ABOUT NEFM

   NEFM, formed in 1995, is a limited partnership. Its sole general partner, NEF Corporation, is a wholly-owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"), which in turn is a wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). NEF Corporation is also the sole general partner of NEF, which is the principal underwriter for the Fund. Nvest Companies owns the entire limited partnership interest in each of NEFM and NEF. Nvest Companies' managing general partner, Nvest Corporation, is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company. MetLife owns approximately 46% (and in the aggregate, directly and indirectly, approximately 47%) of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P. The fourteen principal subsidiary or affiliated asset management firms of Nvest Companies, collectively, have more than $136 billion of assets under management or administration as of June 30, 1999.

   The principal executive officer of NEFM and NEF is Bruce R. Speca, who is the President of the Trust and whose principal occupation is his positions with NEFM and NEF. The address of NEFM, NEF, NEF Corporation, Nvest Holdings, Nvest Companies, Nvest Corporation and Mr. Speca is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc. and MetLife is One Madison Avenue, New York, New York 10010.

INFORMATION ABOUT KOBRICK

   Kobrick, the predecessor of which was established in 1997, is a wholly owned subsidiary of Nvest Companies engaged in the business of investment management. Kobrick was acquired by Nvest Companies on July 7, 1999. As of July 31, 1999, Kobrick had approximately $200 million in assets under management. The principal executive officer of Kobrick is Frederick R. Kobrick, who is President and Chief Executive Officer of Kobrick Funds LLC. The address of Kobrick and Mr. Kobrick is 101 Federal Street, Boston, MA 02110.

   Kobrick acts as investment adviser to the following mutual funds that have similar investment objectives (growth of capital) to the Segment. Kobrick is compensated by such funds at the annual fee rates set forth in the table below. The table also sets forth the net assets of those funds at July 31, 1999.

                                                 ANNUAL
                                                FEE RATE
                              NET ASSETS     (AS A PERCENTAGE
   FUND                     (IN MILLIONS)  OF AVERAGE NET ASSETS)
 --------------             ------------   ---------------------
Kobrick Capital Fund              108               1%
Kobrick Emerging Growth Fund       50               1%
Kobrick Growth Fund                46               1%

PORTFOLIO TRANSACTIONS AND BROKERAGE

   Kobrick's policy is to seek for its clients, including the Segment, what in Kobrick's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom Kobrick may do business, and Kobrick may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency) and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. Kobrick makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Segment occur. Against this background, Kobrick evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. Kobrick may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

   When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon Kobrick's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts. Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Kobrick's expenses.

   Kobrick regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, Kobrick allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by Kobrick. Some research and execution services may benefit Kobrick's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

   Kobrick has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to Kobrick or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.


   To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, Kobrick may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by NEF. In addition, Kobrick may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the policy of best execution.


   It is not Kobrick's policy to intentionally pay a firm a brokerage commission higher that that which another firm would charge for handling the same transaction in recognition of services (other than execution services), provided, however, that Kobrick is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, Kobrick relies on the provisions of Section 28(e) of the Securities Act of 1934, to the extent applicable.

CERTAIN PAYMENTS TO AFFILIATES

   In addition to advisory fees payable to NEFM, the Fund compensates NEF and Nvest Services Company ("NSC"), a wholly-owned subsidiary of NEF Corporation, for providing various services to the Fund and its shareholders. In 1998, these payments to NSC (formerly New England Funds Services Company) amounted to $1,731,776 for transfer agency services. In 1998, payments to NEF amounted to $1,072,116 for service and distribution (Rule 12b-1) fees for Class A shares, $4,826,734 for service and distribution (Rule 12b-1) fees for Class B shares, $958,465 for service and distribution (Rule 12b-1) fees for Class C shares and $191,247 for the provision of certain legal and accounting services. In addition, in 1998 NEF received from the Fund's shareholders $2,573,691 in sales charges (including contingent deferred sales charges on Class A and B shares). These arrangements are not affected in any way by the New Sub-Advisory Agreement.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

   The following persons are both (1) Trustees or officers of the Trust and (2) officers or employees of NEFM (or officers or directors of that firm's corporate general partner): Bruce R. Speca, Thomas P. Cunningham and John E. Pelletier. In addition, Peter S. Voss, President and Chief Executive Officer of Nvest Companies, is a Trustee and an officer of the Trust.

SHAREHOLDERS AS OF THE RECORD DATE

   As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), the following numbers of shares of each class of shares of the Fund, representing the indicated percentage of the outstanding shares of such class:


                                                          NUMBER
   CLASS                     SHAREHOLDER                 OF SHARES      PERCENT
   ------------    --------------------------------      ---------      -------
   Class Y         New England Mutual Life Ins. Co.      1,306,837       56.13%
                   Separate Investment Accounting
                   Attn: Brenda Harmon
                   501 Boylston Street, 6th Floor
                   Boston, MA 02116-3706

   Class Y         New England Life Insurance Co.          361,016       15.51%
                   Insurance Accounting, 6th Floor
                   501 Boylston Street
                   Boston, MA 02116-3706

   Class Y         New England Life Insurance Co.          209,513        9.00%
                   c/o Mary Beth Klein
                   Insurance Accounting, 6th Floor
                   501 Boylston Street
                   Boston, MA 02116-3706

   Class Y         Metropolitan Life Insurance Co.         402,231       17.28%
                   c/o Mary Beth Klein
                   Insurance Accounting, 6th Floor
                   501 Boylston Street
                   Boston, MA 02116-3706


   As of the Record Date, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

OTHER MATTERS

   Forty percent of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting, although at least 50% of the outstanding shares of the Fund must be present or represented at the Meeting in order for Proposal 1 to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1 for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. With respect to Proposal 1, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the proposal.

   In the event that a quorum is not present, or if sufficient votes in favor of Proposal 1 are not received by October 29, 1999, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will not vote any proxies that direct them to abstain from voting on such Proposal. Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposal 1 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

   The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

September 14, 1999

                                                                      APPENDIX A
                         NEW ENGLAND STAR ADVISERS FUND

                             Sub-Advisory Agreement
                               (Kobrick Funds LLC)

   Sub-Advisory Agreement (this "Agreement") entered into as of October 29, 1999, by and among New England Funds Trust I, a Massachusetts business trust (the "Trust"), with respect to its New England Star Advisers Fund series (the "Series"), New England Funds Management, L.P., a Delaware limited partnership (the "Manager"), and Kobrick Funds LLC, a Delaware limited liability company (the "Sub-Adviser").

   WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 and amended May 1, 1998 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

   WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

   WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

   1.  Sub-Advisory Services.

     a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series as the Manager may from time to time allocate to the Sub-Adviser for management (each such portion, a "Segment"), and the Sub-Adviser shall have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Segment from time to time invests. The Sub-Adviser shall manage the Segment in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's Trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 ,as amended (the "1940 Act") and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Series, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Series, other than the Segment, with the Policies, or for the compliance of the Series, taken as a whole, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Segment, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Segment may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a., however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Segment as the Manager shall determine are necessary in order for the Series to comply with the Policies.

     b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Segment in such form as may be mutually agreed upon, and agrees to review the Segment and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Segment to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

     c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

     2. Obligations of the Manager.

     a. The Manager shall provide (or cause the Custodian, as defined in Section 3, to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Segment, cash requirements and cash available for investment in the Segment, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Segment shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Segment shall be delivered directly to the Custodian.

   4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name "Kobrick Funds LLC" and "Kobrick" and that all use of any designation consisting in whole or part of "Kobrick Funds LLC" or "Kobrick" (a "Kobrick Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Segment agrees not to use any Kobrick Mark in any advertisement or sales literature or other materials promoting the Series or the Segment, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser or the Kobrick Funds in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any Kobrick Mark(s) as soon as reasonably practicable.

     5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and
   (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or Trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Trust pursuant to Section 7 hereof).

     6. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Segment with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Segment may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Segment at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Segment.

     7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of 0.55% of the first $50 million of the average daily net assets of the Segment, 0.50% of the next $200 million of such assets and 0.475% of such assets in excess of $250 million. Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

     8. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

     9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees, managers or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

     Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser's failure to comply with the Policies with respect to the Segment. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment result will be achieved by the Series or the Segment or that the Series or the Segment will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

     10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

     a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

     b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

     c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

     d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

     13. General.

     a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

     b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

NEW ENGLAND FUNDS MANAGEMENT, L.P.
By NEF Corporation, its general partner

By:  ______________________________
Name:  John E. Pelletier
Title:   Managing Director, Senior Vice President, General Counsel,
   Secretary & Clerk

NEW ENGLAND FUNDS TRUST I,
On behalf of its New England Star Advisers Fund series
By:  ______________________________
Name:  Bruce R. Speca
Title:   President

KOBRICK FUNDS LLC

By:  ____________________________
Name:  Frederick R. Kobrick
Title:   President and Chief Executive Officer

                                     NOTICE

   A copy of the Agreement and Declaration of Trust establishing New England Funds Trust I (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's New England Star Advisers Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                               YOUR VOTE IS NEEDED

Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to avoid additional mailings.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign a full corporate name and indicate the signer's office. If a partnership, please sign in the partnership name.

The undersigned hereby appoints Bruce R. Speca, Thomas P. Cunningham and John E. Pelletier, and each of them, proxies, with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, at the Special Meeting of Shareholders of New England Star Advisers Fund (the "Fund") on October 29, 1999 at 2:00 p.m. Eastern Time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote of personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                         NEW ENGLAND STAR ADVISERS FUND

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the prosposals listed below:

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

1.  Proposal to approve new Sub-Advisory
    Agreement relating to a segment of             For     Against     Abstain
    the Fund between New England Funds             [ ]       [ ]         [ ]
    Management, L.P. and Kobrick Funds LLC

Please be sure to sign and date this Proxy

Shareholder sign here:________________________________

Co-owner sign here:___________________________________

Date:_________________________________________________